UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 30, 2004

                           ---------------------------

                            Arbor Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)

    Maryland                       001-32136                    20-0057959
 ---------------                  -----------               -------------------
 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                 File Number)               Identification No.)
 incorporation)

        333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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               (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            Arbor Realty Trust, Inc.
                           Current Report on Form 8-K

Item 8.01 Other Events.

      On September 30, 2004, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.43 per share of common stock for the quarter ended September 30, 2004 which is payable on October 29, 2004 to common shareholders of record on October 15, 2004. A copy of the press release relating to the announcement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit Number
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           99.1         Press Release, dated September 30, 2004.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2004                  ARBOR REALTY TRUST, INC.

                                           By:    /s/ Frederick C. Herbst
                                                  ------------------------------
                                           Name:  Frederick C. Herbst
                                           Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number
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     99.1            Press Release, dated September 30, 2004.